 Exhibit 99.1

RumbleOn, Inc. Announces Financial Results
for the First Quarter 2018

CHARLOTTE, N.C., April 30, 2018 (GLOBE NEWSWIRE) – RumbleOn, Inc. (NASDAQ: RMBL), a disruptive e-commerce platform facilitating the ability of both consumers and dealers to buy, sell, trade, and finance pre-owned vehicles in one online location with an emphasis on motorcycles and other powersports, today announced financial results for the three-month period ended March 31, 2018.

Marshall Chesrown, RumbleOn’s Chief Executive Officer, stated, “We are pleased with the continued momentum in our business during the first quarter. We remained focused on rapidly growing the business and improving unit economics, all while delivering a great consumer experience. Looking forward, we are excited about the opportunities for RumbleOn, as we continue to scale and invest in the business. Ultimately, we are leveraging our unique model to differentiate the business and set us apart as the clear leader in a fragmented market, driving significant growth and long-term shareholder value.”

Financial Summary

Three-month period ended March 31, 2018
●
Revenue totaled $8.1 million, driven by the sale of 878 vehicles;
●
Total average gross profit per vehicle was $788;
●
Total operating loss was $3.5 million;
●
Net loss was $3.6 million; and
●
Net loss per share (basic and diluted) was $0.28, based on 12.9 million shares of common stock outstanding.

Three-month period ended March 31, 2017
●
Revenue totaled $0.04 million, representing subscription fees;
●
Total operating loss was $0.7 million;
●
Net loss was $0.9 million; and
●
Net loss per share (basic and diluted) was $0.13, based on 7.3 million shares of common stock outstanding.

The Company had no vehicle sales during the three-month period ended March 31, 2017.

Recent Developments
●
On February 21, 2018, the Company entered into a floor plan line of credit for $25 million with Ally Bank.
●
On April 30, 2018, the Company entered into a $15 million Senior Secured Credit Facility with Hercules Capital, Inc.

Conference Call Details

RumbleOn will host a conference call today, April 30, 2018, at 8:30 am Eastern Time to discuss financial results. Investors and analysts can participate in the conference call by dialing (800) 263-0877 or (323) 794-2094 and using conference ID #2400413. Interested parties can also listen to a live webcast or replay of the conference call by logging on to the Investor Relations section on the Company’s website at http://investors.RumbleOn.com/.  A telephone replay will be available beginning at approximately 12 p.m. Eastern Time on April 30, 2018, until 11:59 p.m. ET on May 14, 2018.  The telephone replay is available by calling (844) 512-2921.  The access code is 2400413.

About RumbleOn

RumbleOn operates a capital light disruptive e-commerce platform facilitating the ability of both consumers and dealers to Buy-Sell-Trade-Finance pre-owned vehicles in one online location. RumbleOn’s goal is to transform the way pre-owned vehicles are bought and sold by providing users with the most efficient, timely and transparent transaction experience. RumbleOn’s initial focus is the market for vin specific pre-owned vehicles with an emphasis on motorcycles and other powersports. Serving both consumers and dealers, through its 100% online marketplace platform, RumbleOn makes cash offers for the purchase of pre-owned vehicles. In addition, RumbleOn offers a large inventory of pre-owned vehicles for sale along with third-party financing and associated products.  For additional information, please visit RumbleOn’s website at www.RumbleOn.com.  Also visit the Company on Facebook, LinkedIn, Twitter, Instagram, YouTube and Pinterest.

Forward-Looking Statements

This press release, the conference call and webcast contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.  The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this press release, the conference call and webcast.  Such factors include the “Risk Factors” set forth in the Company’s most recent SEC filings.  All forward-looking statements are based on information available to the Company on the date of this press release, the conference call and webcast and the Company assumes no obligation to update such statements, except as required by law.

Contact:
Megan Crudele (Investors)
ICR
RumbleOn@icrinc.com
646-277-1200

Source: RumbleOn, Inc.

RumbleOn, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Revenue:
Pre-owned vehicle sales	$8,027,680	$-
Other sales and revenue	52,525	38,889
Total Revenue	8,080,205	38,889

Expenses:
Cost of revenue	7,521,301	34,688
Selling, general and administrative	3,880,492	655,208
Depreciation and amortization	205,767	60,085
Total expenses	11,607,560	749,981

Operating loss	(3,527,355)	(711,092)

Interest expense	86,521	211,803

Net loss before provision for income taxes	(3,613,876)	(922,895)

Benefit for income taxes	-	-

Net loss	$(3,613,876)	$(922,895)

Weighted average number of common shares outstanding - basic and fully diluted	12,928,541	7,263,492

Net loss per share - basic and fully diluted	$(0.28)	$(0.13)

RumbleOn, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	As of March 31, 2018	As of December 31, 2017
ASSETS
Current assets:
Cash	$5,378,282	$9,170,652
Restricted cash	200,000	-
Accounts receivable, net	340,059	577,107
Inventory	3,125,315	2,834,666
Prepaid expense	216,826	308,880
Total current assets	9,260,482	12,891,305

Property and equipment, net	3,363,029	3,360,832
Goodwill	1,850,000	1,850,000
Other assets	46,572	50,693
Total assets	$14,520,083	$18,152,830

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and other accrued liabilities	$1,293,949	$1,179,216
Accrued interest payable	55,715	33,954
Current portion of long-term debt	585,072	1,081,593
Total current liabilities	1,934,736	2,294,763

Long-term liabilities:
Note payable	1,506,524	1,459,410
Accrued interest payable - related party	-	32,665
Total long-term liabilities	1,506,524	1,492,075

Total liabilities	3,441,260	3,786,838

Commitments and contingencies (Notes 4, 5, 7, 12, 13)

Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of March 31, 2018 and December 31, 2017	-	-
Common A stock, $0.001 par value, 1,000,000 shares authorized, 1,000,000 shares issued and outstanding as of March 31, 2018 and December 31, 2017	1,000	1,000
Common B stock, $0.001 par value, 99,000,000 shares authorized, 11,928,541 shares issued and outstanding as of March 31, 2018 and December 31, 2017	11,929	11,929
Additional paid in capital	23,699,067	23,372,360
Accumulated deficit	(12,633,173)	(9,019,297)
Total stockholders’ equity	11,078,823	14,365,992

Total liabilities and stockholders’ equity	$14,520,083	$18,152,830

RumbleOn, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,613,876)	$(922,895)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	205,767	60,085
Amortization of debt discount	47,114
Interest expense on conversion of debt	-	196,076
Share based compensation expense	326,707	-

Changes in operating assets and liabilities:
Decrease (increase) in prepaid expenses	92,054	(38,452)
Increase in inventory	(290,649)	-
Decrease (increase)in accounts receivable	237,048	(16,187)
Increase in accounts payable and accrued liabilities	114,733	535,201
Decrease in accrued interest payable	(10,904)	-
Decrease in other assets	4,121	-

Net cash used in operating activities	(2,887,885)	(186,172)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash used for acquisitions	-	(750,000)
Technology development	(185,968)	(127,358)
Purchase of other assets	-	(42,775)
Purchase of property and equipment	(21,996)	-
Net cash used in investing activities	(207,964)	(920,133)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable	585,072	667,000
Repayments of line of credit-floor plan	(1,081,593)	-
Proceeds from sale of common stock	-	3,113,040
Net cash (used in) provided by financing activities	(496,521)	3,780,040

NET CHANGE IN CASH	(3,592,370)	2,673,735

CASH AT BEGINNING OF PERIOD	9,170,652	1,350,580

CASH AND RESTRICTED CASH AT END OF PERIOD	$5,578,282	$4,024,315